Exhibit 99.1

The Eastern Company Announces Director Nominees for Election at 2015 Annual Meeting of Shareholders

● Intends to Appoint New Director for Expanded Board

● Files Preliminary Proxy Statement

NAUGATUCK, Conn. – March 20, 2015 – The Eastern Company (NASDAQ:EML) today filed a preliminary proxy statement for its 2015 Annual Meeting of Shareholders naming two director nominees for election to the Board of Directors.

The Board nominees are:

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Samantha Allison – Ms. Allison has been the President of Top Floor Consulting, Inc., a management consulting firm she founded, since 2008.  She previously was a Managing Director and General Manager of GE Healthcare Financial Services from 2002 through 2007.  She also has worked at various positions at GE Healthcare from 1995 through 2002, including as General Manager of GE Healthcare’s Women’s Healthcare Business (encompassing North and South America) from 2000 through 2002.  She is a certified Six Sigma Black Belt. She will bring to the Board a strong background in mergers and acquisitions, acquisition integration, change management, and process improvement, all of which are essential for the Company’s continued growth.  Ms. Allison is being nominated for the seat currently held by Donald S. Tuttle III, who is retiring after 27 years of service on the Board.  If elected, Ms. Allison would be an “independent” director as defined by NASDAQ.

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David C. Robinson – Mr. Robinson has been a Director of the Company since 1990 and is a member of the Audit, Compensation, Executive, and Nominating and Corporate Governance committees.  Mr. Robinson has been a business consultant since August 2006.  He previously was a Managing Director with the Sinclair-Robinson Group and President of The Robinson Company.  He has extensive knowledge in the areas of pensions, employee benefits and compensation. His background as an enrolled actuary and head of his own insurance agency, prior to its sale, provides the Company with many years of in-depth experience in the areas of employee benefits and risk management, which are particularly helpful as The Eastern Company has continued to add size and scope to its business.  Mr. Robinson is being nominated for re-election to the Board. He is an “independent” director as defined by NASDAQ.

The Board also announced that in order to enhance corporate governance, immediately after the 2015 Annual Meeting and regardless of the outcome of the election of directors, it intends to expand the size of the Board from five to six directors and to appoint James H. Ozanne to fill this new director position.  In accordance with applicable law and the Company’s governing documents, Mr. Ozanne’s term will expire at the 2016 Annual Meeting of Shareholders.

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James H. Ozanne– Mr. Ozanne has served in executive positions in the manufacturing and financial services industries since 1972.  During this time, he has held the positions of Chief Financial Officer, President, Chief Executive Officer and Chairman of several businesses, ranging from industrial battery manufacturing and leasing to full-service railcar leasing, general equipment finance and grocery pallet rental.  Mr. Ozanne also served as Executive Vice President of GE Capital, responsible for the Consumer Finance and Operating Lease/Asset Management business units.

He is a Director and Chair of the Audit Committee of the Board of Directors of SBM Financial, Inc. and its subsidiary, The Bank of Maine. Since 2012, he has been a Director of United Rentals, Inc., a New York Stock Exchange company, and a Director of NMI Holdings, Inc., a NASDAQ company.  He is also a Director and Chairman of the Audit Committee of ZBB Energy Corporation, a New York Stock Exchange company, a position he has held since 2011.  Mr. Ozanne previously served as the Lead Independent Director of RSC, Inc., a New York Stock Exchange company. His experience as an executive and a director is expected to strengthen the Company’s strategic planning and corporate governance.  When appointed, Mr. Ozanne would be an “independent” director as defined by NASDAQ.

Leonard F. Leganza, Chairman, President and Chief Executive Officer of The Eastern Company, stated, “Our Board is committed to creating long-term shareholder value and enhancing our corporate governance.  We are excited about the prospect of bringing in Ms. Allison and Mr. Ozanne, who are highly qualified with considerable experience that will greatly enhance our Board, and Mr. Robinson has provided vital strategic guidance for our Company during his tenure on the Board.  The Company remains in solid financial condition, and our experienced management team continues to pursue our growth strategy of investing in the development of new products and seeking further acquisitions. Lastly, the Board and I would like to thank Mr. Tuttle for his years of dedicated service to The Eastern Company.”

The Board has not yet announced the date for the 2015 Annual Meeting of Shareholders or the record date for such meeting.  After the staff of the Securities and Exchange Commission completes its review of the preliminary proxy statement, the Company will announce these dates.

About the Company

The Eastern Company is a 156-year-old manufacturer of industrial hardware, security products and metal castings. It operates from 12 locations in the U.S., Canada, Mexico, Taiwan and China. The diversity of the Company’s products helps it to respond to the changing requirements of a broad array of markets.  More information on the Company can be found at www.easterncompany.com

Important Additional Information

The Eastern Company (the “Company”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2015 Annual Meeting of Shareholders.  Information regarding the names of the Company’s directors and executive officers is set forth in the Company’s preliminary proxy statement for the 2015 Annual Meeting of Shareholders filed with the U.S.

Securities and Exchange Commission (the “SEC”) on March 20, 2015 and in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015, filed with the SEC on March 13, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other related materials to be filed with the SEC when they become available.

The Company has filed a preliminary proxy statement and intends to file a definitive proxy statement and BLUE proxy card and other related materials with the SEC in connection with the solicitation of proxies for the Company’s 2015 Annual Meeting of Shareholders. COMPANY SHAREHOLDERS AND OTHER INVESTORS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND BLUE PROXY CARD AND OTHER RELATED MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

These documents, including any proxy statement (and amendments or supplements thereto) and other related materials filed by the Company with the SEC, are available for no charge at the SEC's website at  www.sec.gov and at the Company’s website at  www.easterncompany.com. Copies may also be obtained by contacting The Eastern Company Investor Relations by mail at 112 Bridge Street, P.O. Box 460, Naugatuck, CT 06770 or by telephone at 203-729-2255.

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the 2015 Annual Meeting of Shareholders and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including those set forth in the Company’s reports and filings with the Securities and Exchange Commission. The Company is not obligated to update or revise any forward-looking statements as a result of developments occurring after the date of this document.

The Eastern Company
Leonard F. Leganza or John L. Sullivan III, 203-729-2255